EXHIBIT 32.2

Certification
Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report of Ramco-Gershenson Properties Trust (the “Company”), on Form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard J. Smith, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Richard J. Smith
Richard J. Smith
Chief Financial Officer

August 4, 2006